                                                                 EXHIBIT h(4)(a)

                             MEMORANDUM OF AGREEMENT


         This Memorandum of Agreement is entered into as of the date indicated on Exhibit "A" between [AIM Advisor Funds,] AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, [AIM International Funds, Inc.,] [AIM International Mutual Funds,] AIM Investment Funds, AIM Investment Securities Funds, AIM Select Real Estate Income Fund, [AIM Series Trust,] AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, [Short-Term Investments Co.,] Short-Term Investments Trust, and Tax-Free Investments Co. [Tax-Free Investments Trust] (each a "Company" and collectively, the "Companies"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM").

         For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Companies and AIM agree as follows:

         1. Each Company, for itself and its Funds, and AIM agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, AIM will not charge any administrative fee under each Fund's advisory agreement in connection with securities lending activities.

         2. Neither a Company nor AIM may remove or amend the fee waivers to a Company's detriment prior to requesting and receiving the approval of the Fund's Board to remove or amend such fee waiver as described on the attached Exhibit "A". AIM will not have any right to reimbursement of any amount so waived.

         Unless a Company, by vote of its Board of Directors/Trustees, or AIM terminates the fee waiver, or a Company and AIM are unable to reach an agreement on the amount of the fee waiver to which the Company and AIM desire to be bound, the fee waiver will continue indefinitely with respect to such Company. Exhibit "A" will be amended to reflect the new date through which a Company and AIM agree to be bound.

         Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Company or AIM with respect to any other fee waivers, expense reimbursements and/or expense limitations

         IN WITNESS WHEREOF, each Company, on behalf of itself and its Funds listed in Exhibit "A" to this Memorandum of Agreement, and AIM have entered into this Memorandum of Agreement as of the date written above.

                            [AIM ADVISOR FUNDS]
                            AIM EQUITY FUNDS
                            AIM FLOATING RATE FUND
                            AIM FUNDS GROUP
                            AIM GROWTH SERIES
                            [AIM INTERNATIONAL FUNDS, INC.]
                            [AIM INTERNATIONAL MUTUAL FUNDS]
                            AIM INVESTMENT FUNDS
                            AIM INVESTMENT SECURITIES FUNDS
                            AIM SELECT REAL ESTATE INCOME FUND
                            [AIM SERIES TRUST]
                            AIM SUMMIT FUND
                            AIM TAX-EXEMPT FUNDS
                            AIM VARIABLE INSURANCE FUNDS
                            [SHORT-TERM INVESTMENTS CO.]
                            SHORT-TERM INVESTMENTS TRUST
                            [TAX-FREE INVESTMENTS CO.]
                            [TAX-FREE INVESTMENTS TRUST]


                            By:
                               -------------------------------------------------

                            Title:
                                   ---------------------------------------------



                            A I M ADVISORS, INC.

                            By:
                               -------------------------------------------------

                            Title:
                                  ----------------------------------------------

                                  EXHIBIT "A"



                              [AIM ADVISOR FUNDS]

FUND                                                 EFFECTIVE DATE                     COMMITTED UNTIL*
----                                                 --------------                     ---------------
[AIM International Core Equity Fund]                September 11, 2000
[AIM Real Estate Fund]                              September 11, 2000

                                AIM EQUITY FUNDS

FUND                                                 EFFECTIVE DATE                       COMMITTED UNTIL*
----                                                 --------------                       ---------------
AIM Aggressive Growth Fund                            June 21, 2000
AIM Basic Value II Fund                             August 29, 2002
AIM Blue Chip Fund                                    June 21, 2000
AIM Capital Development Fund                          June 21, 2000
AIM Charter Fund                                      June 21, 2000
AIM Constellation Fund                                June 21, 2000
AIM Core Strategies Fund                            December 28, 2001
AIM Dent Demographic Trends Fund                      June 21, 2000
AIM Diversified Dividend Fund                       December 28, 2001
AIM Emerging Growth Fund                              June 21, 2000
AIM Large Cap Basic Value Fund                        June 21, 2000
AIM Large Cap Growth Fund                             June 21, 2000
AIM Mid Cap Growth Fund                               June 21, 2000
AIM U.S. Growth Fund                                 August 29, 2002
AIM Weingarten Fund                                   June 21, 2000


                             AIM FLOATING RATE FUND

FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
AIM Floating Rate Fund                            September 1, 2001

                                AIM FUNDS GROUP

FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
AIM Balanced Fund                                   June 1, 2000
AIM Basic Balanced Fund                           September 28, 2001
AIM European Small Company Fund                    August 30, 2000
[AIM Global Utilities Fund]                         June 1, 2000
AIM Global Value Fund                             December 27, 2000
AIM International Emerging Growth Fund             August 30, 2000
AIM Mid Cap Basic Value Fund                      December 27, 2001
[AIM New Technology Fund]                          August 30, 2000
AIM Premier Equity Fund                             June 1, 2000
[AIM Premier Equity II Fund]                       August 30, 2000
AIM Select Equity Fund                              June 1, 2000
AIM Small Cap Equity Fund                          August 30, 2000


* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                               AIM GROWTH SERIES

FUND                                                  EFFECTIVE DATE                    COMMITTED UNTIL*
----                                                                                    ---------------
AIM Basic Value Fund                                   June 5, 2000
AIM Mid Cap Core Equity Fund                         September 1, 2001
AIM Small Cap Growth Fund                           September 11, 2000
[AIM Global Trends Fund]                            [September 1, 2001]

        [AIM INTERNATIONAL FUNDS, INC.] [AIM INTERNATIONAL MUTUAL FUNDS

FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
AIM Asia Pacific Growth Fund                           June 21, 2000
AIM European Growth Fund                               June 21, 2000
AIM Global Aggressive Growth Fund                      June 21, 2000
AIM Global Growth Fund                                 June 21, 2000
AIM International Growth Fund                          June 21, 2000
[INVESCO European Fund]                               [       , 2003]
[INVESCO International Core Equity Fund]              [       , 2003]

                              AIM INVESTMENT FUNDS

FUND                                                  EFFECTIVE DATE                    COMMITTED UNTIL*
----                                                  --------------                    ---------------
AIM Developing Markets Fund                          September 1, 2001
[AIM Global Energy Fund]                             September 1, 2001
[AIM Global Financial Services Fund]                September 11, 2000
AIM Global Health Care Fund                          September 1, 2001
[AIM Global Science and
     Technology Fund]                                September 1, 2001
AIM Libra Fund                                       November 1, 2002
[AIM Trimark Endeavor Fund]                         [November 14 2003]
[AIM Trimark Fund]                                  [November 4, 2003]
[AIM Trimark Small Companies Fund]                  [November 4, 2003]

                        AIM INVESTMENT SECURITIES FUNDS

FUND                                                 EFFECTIVE DATE                     COMMITTED UNTIL*
----                                                 --------------                     ---------------
AIM High Yield Fund                                    June 1, 2000
AIM Income Fund                                        June 1, 2000
AIM Intermediate Government Fund                       June 1, 2000
AIM Limited Maturity Treasury Fund                     June 1, 2000
AIM Money Market Fund                                  June 1, 2000
AIM Municipal Bond Fund                                June 1, 2000
AIM Short Term Bond Fund                              August 29, 2002
AIM Total Return Bond Fund                           December 28, 2001
[AIM International Core Equity Fund]               [September 11, 2000]
[AIM Real Estate Fund]                             [September 11, 2000]


* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                       AIM SELECT REAL ESTATE INCOME FUND

FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
AIM Select Real Estate Income Fund                  May 31, 2002

                               [AIM SERIES TRUST]

FUND                                               EFFECTIVE DATE                      COMMITTED UNTIL*
----                                              -----------------                    ---------------
[AIM Global Trends Fund]                          September 1, 2001

                                AIM SUMMIT FUND

FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
AIM Summit Fund                                     July 24, 2000

                              AIM TAX-EXEMPT FUNDS

FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
AIM High Income Municipal Fund                      June 1, 2000
AIM Tax-Exempt Cash Fund                            June 1, 2000
AIM Tax-Free Intermediate Fund                      June 1, 2000

                          AIM VARIABLE INSURANCE FUNDS

FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
AIM V.I. Aggressive Growth Fund                         May 1, 2000
AIM V.I. Balanced Fund                                  May 1, 2000
AIM V.I. Basic Value Fund                           September 10, 2001
AIM V.I. Blue Chip Fund                                 May 1, 2000
AIM V.I. Capital Appreciation Fund                      May 1, 2000
AIM V.I. Capital Development Fund                       May 1, 2000
AIM V.I. Core Equity Fund                               May 1, 2000
AIM V.I. Dent Demographic Trends Fund                   May 1, 2000
AIM V.I. Diversified Income Fund                        May 1, 2000
AIM V.I. Global Utilities Fund                          May 1, 2000
AIM V.I. Government Securities Fund                     May 1, 2000
AIM V.I. Growth Fund                                    May 1, 2000
AIM V.I. High Yield Fund                                May 1, 2000
AIM V.I. International Growth Fund                      May 1, 2000
AIM V.I. Large Cap Growth Fund                       September 1, 2003
AIM V.I. Mid Cap Core Equity Fund                   September 10, 2001
AIM V.I. Money Market Fund                              May 1, 2000
AIM V.I. New Technology Fund                            May 1, 2000
AIM V.I. Premier Equity Fund                            May 1, 2000
AIM V.I. Small Cap Equity Fund                       September 1, 2003


* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                          [SHORT-TERM INVESTMENTS CO.]

FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL*
----                                               --------------                       ---------------
[Liquid Assets Portfolio]                           June 1, 2000
[Prime Portfolio]                                   June 1, 2000

                          SHORT-TERM INVESTMENTS TRUST

FUND                                               EFFECTIVE DATE                       COMMITTED UNTIL
----                                               --------------                       ---------------
Government & Agency Portfolio                        June 1, 2000
Government TaxAdvantage Portfolio                    June 1, 2000
Treasury Portfolio                                   June 1, 2000
[Liquid Assets Portfolio]                           [June 1, 2000]
[STIC Prime Portfolio]                              [June 1, 2000]


            [TAX-FREE INVESTMENTS CO.] [TAX-FREE INVESTMENTS TRUST]

FUND                                                EFFECTIVE DATE                       COMMITTED UNTIL
----                                                --------------                       ---------------
[Tax-Free] Cash Reserve Portfolio                   June 1, 2000


* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.